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                      VANGUARD(R) CAPITAL OPPORTUNITY FUND
                          SUPPLEMENT TO THE PROSPECTUS


Important Changes to Vanguard CAPITAL OPPORTUNITY Fund

FUND REMAINS CLOSED TO NEW SHAREHOLDERS

As of the close of business on March 4, 2004, Vanguard Capital Opportunity Fund stopped accepting new shareholders and began limiting additional investments by current shareholders. There is no specific time frame for when the Fund will reopen.

     Current shareholders of Vanguard Capital Opportunity Fund may invest up to $25,000 per year in the Fund during the closed period. This $25,000 limit applies to the total amount invested in each Fund account (by account number) during any calendar year. Dividends and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with their program terms.

ELECTRONIC TRANSACTIONS

During the closed period, it will not be possible to purchase Vanguard Capital Opportunity Fund shares through Vanguard's website or Tele-Account(R) service. Shareholders, however, may continue to redeem Fund shares using these electronic methods.

     Vanguard Capital Opportunity Fund may modify these transaction policies at any time without advance notice to shareholders. If you have any questions about the Fund's transaction policies, you may call Vanguard for more detailed information. Investors in non-retirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.















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